EXHIBIT 32.2
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of ImproveNet, Inc., a Delaware corporation (the "Company"), for the year period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Homayoon J. Farsi, Co-Chairman, President, and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)): and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


ImproveNet, Inc.


/s/ Homayoon J. Farsi
---------------------------
Homayoon J. Farsi
Co-Chairman, President, and Acting
Chief Financial Officer

Dated: April 14, 2004